UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23899

Meketa Infrastructure Fund

(Exact name of registrant as specified in charter)

80 University Ave. Westwood Massachusetts	02090
(Address of principal executive offices)	(Zip code)

Gregory C. Davis

Paulita A. Pike

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111-4006

(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 802-8500

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

MEKETA INFRASTRUCTURE FUND

Class I Shares
Class III Shares

Annual Report
March 31, 2025

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

MEKETA INFRASTRUCTURE FUND MANAGER’S COMMENTARY March 31, 2025 (Unaudited)

For the fiscal year ended March 31, 2025, the Meketa Infrastructure Fund (“MIFAX” or “the Fund”) generated a total net return 6.8%. The Fund’s benchmark, the MSCI World Core Infrastructure Net (“MSCI WCI” or “the Benchmark”), returned 13.9% during this same period. Since inception, the annualized return for MIFAX has been 9.2%, versus 14.8% for the Benchmark, as of March 31, 2025. Over the 12 months ended March 31, 2025, MIFAX had a lower standard deviation than the Benchmark, and thus, continuing to show less price volatility risk compared to the Benchmark.

Given the Fund was launched in February of 2024, it is a relatively young portfolio. For the fiscal year ended March 31, 2025, the net asset value (“NAV”) of MIFAX increased meaningfully from its original seed capital amount of $20 million to $59.3 million. MIFAX was not available for purchase through custodial platforms until early October 2024. The vast majority of the growth in NAV can be attributed to shareholder inflows (approximately $26.2 million) with the remainder of the NAV increase driven by the increase in the value of the portfolio’s assets. The Fund only had three direct portfolio company investments as of calendar year end and added one additional investment in the first quarter of 2025, but it was yet to call capital. Therefore the Fund’s performance is largely attributable to the performance of its investments in publicly listed equities and cash holdings.

As of March 31, 2025, the Fund had three direct investments with three different sponsors. Two of these investments are located in the US while the other is pan regional across North and South America. One investment is in a macro cellular platform, one is a biofuels terminal services/pipeline company, and the third is a trailer leasing company for trucking.

The Fund continues to pursue direct investment opportunities alongside private infrastructure sponsors in core plus and value add infrastructure opportunities across the globe. We seek to invest in projects and companies that we believe have compelling value creation opportunities along with strong cash yield generation located in attractive markets with high barriers to entry and low substitution options. We expect that transactions will typically have what we consider to be modest leverage and disciplined pricing. Meketa seeks to invest alongside “high conviction” investment managers in deals that align with the investment manager’s core strategy. Overall, Meketa seeks to create a direct investment portfolio that is diversified by vintage, sponsor, geography, and sector.

Market Commentary

The second quarter of calendar year 2024 began with the notion of rates staying “higher for longer” given continued, resilient economic data. Stronger than expected inflation and employment data in the US weighed on both stocks and bonds in April. However, by May and June, sentiment changed as the Federal Reserve confirmed it was unlikely to increase interest rates and economic data started largely coming in below expectations. Headline year-over-year inflation in the US fell 0.5% over the second quarter to 3.0% with several readings coming in below expectations. The Core Consumer Price Index (CPI) also fell 0.5% in the quarter, finishing at 3.3%. Outside the US, inflation continued to decline in many developed markets, enough so that central banks in Canada, Sweden, Switzerland, and the EU all cut interest rates in the second quarter of calendar year 2024.

Among equity asset classes, US markets (as measured by the Russell 3000 Index) rose 3.2% in the second quarter of calendar year 2024. Large capitalization technology companies performed well, driven by continued excitement over artificial intelligence. Enthusiasm surrounding artificial intelligence also benefited utilities, although to a lesser extent, with the market recognizing the massive computing power and energy needed to incorporate these technologies into many facets of everyday life. Non-US developed equity markets (as measured by the MSCI EAFE Index) decreased 0.4% in the second quarter of calendar year 2024. Strength in the US dollar drove the weaker relative results for US investors with returns in local currency terms (as measured by the MSCI EAFE Index Local) 1.4% higher (+1.0% versus -0.4%). Emerging markets equities had positive returns in the second quarter of calendar year 2024, with the MSCI Emerging Markets Index returning +5.0%, partially attributed to China (MSCI China) at +6.9%.

Annual Report Dated March 31, 2025	1

MEKETA INFRASTRUCTURE FUND MANAGER’S COMMENTARY March 31, 2025 (Unaudited) (Continued)

Rising interest rates weighed on bonds with income balancing capital losses. The broad US bond market (as measured by the Bloomberg Aggregate Index) returned 0.1% for the second quarter of calendar year 2024. High yield bonds (as measured by the Barclays High Yield Index) remained positive, up 1.1% for the quarter.

Third Quarter 2024

As the third quarter of 2024 began, markets were guided by the continued themes of inflation trends and economic growth projections across key regions. In the Eurozone, inflation unexpectedly increased to 2.6% in July, from 2.5% in June, driven by rising energy costs. Japan’s inflation remained steady at 2.8%, prompting the Bank of Japan to raise the policy rate to 0.25% after decades of near-zero rates. China’s central bank implemented another round of interest rate cuts, aiming to support the economy amid a modest inflation recovery to 0.5% in July. In the US, inflation continued to decline, with year over year headline inflation falling to 2.9% in July, although costs remained a significant contributor to monthly inflation increases.

Global economic growth was projected to remain stable, with the International Monetary Fund forecasting a growth rate of around 3.2% for 2024, matching the 2023 estimate, and most major economies were expected to avoid a recession. However, key economic data in the US weakened, leading markets to anticipate multiple interest rate cuts by the Federal Reserve in response to improving inflation data and signs of economic weakness. This divergence in monetary policy among central banks, with some cutting rates and others raising them, was expected by some to influence capital flows and currency movements in the coming months.

In the third quarter of 2024, the US equity markets, represented by the Russell 3000 Index, rose by 6.2%. This increase was driven by a broadening rally that included strong performance in value and small cap stocks, reversing the earlier trend of narrow leadership by large cap growth stocks. The technology sector continued to perform well, contributing to the overall gains in the US equity markets.

Non-US developed equity markets, as measured by the MSCI EAFE Index, increased by 7.3% in the third quarter, with Japanese equities hitting multi-decade highs. In a reversal of the first two quarters of the year, the weakening US dollar in the third quarter had a beneficial impact on returns for US investors, as the local currency version of the index (as measured by the MSCI EAFE Index Local) returned just 0.8%. Emerging markets equities, represented by the MSCI Emerging Markets Index, posted a return of 8.7% in the third quarter, outperforming developed market stocks. Within emerging markets, China (as measured by the MSCI China Index) saw a significant rally of 23.5% for the quarter, driven by a substantial policy stimulus package aimed at supporting equity prices and reducing bank reserve requirements.

The broad US bond market, represented by the Bloomberg Aggregate Index, returned 5.2% in the third quarter, benefiting from expectations of additional policy rate cuts as inflation pressures receded and the economy showed signs of possible slowing. High yield bonds, as measured by the Bloomberg High Yield Index, were up 5.3% due to strong risk appetite and attractive yields.

Fourth Quarter 2024

At the start of the fourth quarter of 2024, the global economy was characterized by mixed outcomes influenced by various geopolitical and economic factors. The US election played a significant role, with markets reacting to the incoming Trump administration’s proposed policies, which included tariffs, tax cuts and deportations, raising concerns about future inflationary pressures and economic stability. Despite these concerns, US equities experienced a post-election rally driven by optimism over potential policy benefits, such as deregulation.

Even with the market focused on economic impacts from the incoming US administration’s policies, the Federal Reserve cut its policy rate by 0.25% in December, but its Summary of Economic Projections and hawkish comments provoked a repricing of future rate cuts and their timing. That said, unemployment remained low and economic growth showed resilience

2	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND MANAGER’S COMMENTARY March 31, 2025 (Unaudited) (Continued)

throughout the quarter. Internationally, non-US markets faced challenges, with economic growth slowing in Europe and China, partly due to trade tensions and a strong US dollar. Overall, the quarter highlighted significant divergence between US and international markets, driven by varying economic policies and geopolitical uncertainties.

In the fourth quarter of 2024, global equity and bond markets exhibited varied performance. US equity markets, represented by the Russell 3000 Index, rose by 2.6%, driven by a post-election rally and strong performance in the technology sector. Non-US developed equity markets, as measured by the MSCI EAFE, declined by 8.1%, impacted by a strong US dollar and concerns over trade wars and slowing growth in Europe. Emerging markets equities, tracked by the MSCI Emerging Markets Index, fell by 8.0%, with China (as measured by the MSCI China Index) declining by 7.7% due to slowing economic growth, property sector issues, and discouragement of US investments.

In the fixed income market, the broad US bond market (as measured by the Bloomberg Aggregate Index) returned -3.1% due to higher inflation and rising interest rates. Conversely, high yield bonds (as measured by the Bloomberg High Yield Index) were up 0.2%, reflecting a continued strong risk appetite and attractive yields.

Overall, in 2024, global economies experienced varied growth and inflation trends. The US saw an annual gross domestic product (GDP) growth of 2.5% for the full calendar year, driven by strong consumer spending. Inflation in the US moderated to 3.0% by December, and the Fed Funds rate declined from a range of 5.25-5.50% to start the year down to 4.25-4.50% by year end. The Eurozone’s GDP grew by 0.9% in 2024, with inflation stabilizing at 2.5% for the year. Japan’s economy expanded by 0.1% in 2024, with an annual inflation rate of 3.6%, and was the only major economy to raise rates during the year. China’s official government numbers showed it achieved its GDP growth target of 5.0%, supported by strong exports and government stimulus, though inflation remained low at 0.1% for the full calendar year.

Unemployment rates also varied across these regions. In the US, the unemployment rate was 4.1% in December 2024, reflecting a slight increase from the previous year. The Eurozone’s unemployment rate remained relatively stable, averaging around 6.5%. Japan’s unemployment rate was low, at approximately 2.7%, supported by steady job creation. In China, the unemployment rate hovered around 5.2%, with government policies aimed at maintaining employment stability.

First Quarter 2025

Amid ongoing uncertainty surrounding tariffs and policy implementation, the focus in the US shifted from inflationary to growth concerns over the quarter. US equity markets fell over the first quarter primarily due to the ambiguity of the new administration’s policies. International equities performed well, driven by strong results in Europe, a weakening US dollar, and economic uncertainty in the US. Most fixed income markets gained over the quarter as investors rotated into the relative safety of high-quality bonds, with intermediate- and long-term interest rates decreasing in response to slowing growth expectations. The Federal Reserve made no rate adjustments during the quarter.

With tariffs at the forefront of concern, US markets fell during the quarter on expectations of dampened growth. The announcement from China of a cheaper but comparable artificial intelligence model (DeepSeek) and concerns over public sector job cuts also contributed to declines. Domestic equity markets (as measured by the Russell 3000 Index) posted a loss during the first quarter of 4.7% with the technology (-13.0%) and consumer discretionary (-10.5%) sectors driving the decline. The “Magnificent 7” stocks, which had been previously leading the S&P 500 Index, came under considerable pressure over the quarter on the announcement of DeepSeek, putting their earnings valuations under pressure. While the US equity market faced challenges over the quarter, international markets, particularly in Europe, outperformed US markets. The MSCI EAFE Index gained 6.9% for the quarter, supported by two rate cuts from the European Central Bank, a weaker US dollar, and a planned increase in EU defense spending. Germany was a particular standout, given the new administration’s easing of Germany’s strict borrowing limits to spend on defense and infrastructure. Emerging market equities (MSCI Emerging Markets) returned 2.9% in the first quarter.

Annual Report Dated March 31, 2025	3

MEKETA INFRASTRUCTURE FUND MANAGER’S COMMENTARY March 31, 2025 (Unaudited) (Continued)

Policy uncertainty in the US and weakening economic data related to the consumer caused investors to seek the safety of high-quality bonds over the quarter. In this environment, interest rates declined, with the 10-year Treasury yield decreasing from 4.6% to 4.2% over the quarter. The yield curve remained slightly steep (long-term interest rates being higher than short-term interest rates) at the end of the quarter given expectations for inflation to continue to fall and policy rates to continue lower. The broad US bond market, as measured by the Bloomberg US Aggregate Bond Index, posted a return of 2.8% for the quarter, underperforming Treasuries in the risk-averse environment.

The US inflation rate (as measured by the CPI) has remained relatively stable after its recent decline. Housing-related costs continue to be the primary driver of inflation, remaining stubbornly above the Federal Reserve’s target level. Despite some volatility over the quarter due to uncertainty surrounding new policies from the US administration, longer-dated inflation expectations, as measured by ten-year breakeven, remained at around 2.3% at the end of the quarter.

In the fourth quarter, the US GDP growth rate declined from 3.1% to 2.4% quarter over quarter as consumer spending (+2.7%) and government spending (+0.5%) rose, while investment (-0.2%) fell. For the first quarter, the Atlanta Federal Reserve’s GDPNow Forecast predicts a 2.8% decline in GDP, while the New York Federal Reserve’s Nowcast model forecasts a 2.4% increase. It will be important to see the official first quarter 2025 GDP figure later in April.

At its January meeting, the Federal Reserve maintained US interest rates within a target range of 4.25% to 4.50%. Since beginning to lower rates in September of last year, the total cuts have amounted to 1.0% in this cycle. With growing concerns about economic growth, markets anticipated three additional rate cuts this year in the US at quarter-end up from just under two at the start of the quarter. However, the timing of these potential cuts remains unclear; although recent surveys and sentiment indicators have weakened suggesting a potential slowdown in growth, employment remains solid while inflation is still stubbornly above the Federal Reserve’s 2% average target.

Following the April 2, 2025, “Liberation Day”, when the US administration announced its latest tariff policy, volatility has significantly spiked with equity markets experiencing strong declines, interest rates rising, and the US dollar weakening. These newly introduced tariffs represent levels not seen since the 1800s. They include a broad minimum 10% tariff on all countries with higher “reciprocal” levels on those countries with elevated tariffs on US goods. However, as of this writing on April 15, 2025, a 90-day suspension period had been applied to most of the reciprocal tariffs, with the notable exception of China which enacted retaliatory tariffs on the US. Exemptions to tariffs have also been discussed and the final policy remains in flux while contributing to heightened volatility and weakening faith in the US as a destination for investment. Some notable reciprocal tariffs include China (34%), Japan (24%), and the EU (20%). These rates stack on previously announced tariffs. Rates on key trading partners, Canada and Mexico, are currently expected to remain at the previously implemented levels. Some products from important economic areas like pharmaceuticals, semiconductors, lumber, steel, and aluminum were excluded, at least for now. Many countries have already indicated their plans for counter tariffs potentially further escalating tensions and market volatility with China already announcing an additional 34% tariff on the US.

We believe the path of negotiations related to tariffs will be key going forward. The longer levels and uncertainty related to tariffs remain elevated the greater the risk to economic growth. With recent pressure on US equities, the focus going forward will be whether earnings can remain resilient, given tariffs and the related potential for growth to slow. The divergence in monetary and fiscal policies going forward could put countries on distinct economic paths with impacts on markets. Finally, trade tensions between the US and China as well as China’s support for its own economy through stimulus measures and advances in artificial intelligence technologies will remain a key focus.

4	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND MANAGER’S COMMENTARY March 31, 2025 (Unaudited) (Continued)

Infrastructure Outlook

Infrastructure investment has seen a surge in fundraising and assets under management over the past decade, and as a result despite a decrease in 2024, asset managers have a significant amount of capital that has been raised but not yet deployed (referred to as dry powder). We believe the growth is set to continue due to the presence of long-term tailwinds such as growth in electricity consumption, renewable energy, artificial intelligence computing, transportation needs, and the estimated $2 to $2.5 trillion in additional infrastructure spending needed by 2030 just for maintenance and expected population growth.

Source: Preqin

For example, despite significant technological achievements in lowering the consumption of electricity per capita (e.g. smart grids, smart appliances, conservation efforts), load growth (electricity consumption)is expected to grow at a 3% rate for the next five years. This would be the highest rate since the 1980s.

Source: Grid Strategies

Annual Report Dated March 31, 2025	5

MEKETA INFRASTRUCTURE FUND MANAGER’S COMMENTARY March 31, 2025 (Unaudited) (Continued)

We believe that the uncertainty created by the Trump administration’s oscillating tariff policy and the increased probability of a US and global recession is likely to help infrastructure assets. Infrastructure assets are by and large necessities and not based on discretionary consumer and business spending. In addition to the high cash yield, frequent inclusion of inflation escalators, and high single digit/low double digit net return expectations, we believe infrastructure assets generally have attractive defensive qualities.

On behalf of the entire Meketa Capital team, I would like to thank you for your continued support and partnership.

Sincerely,

President and Trustee, Meketa Infrastructure Fund

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

An investment in the Fund is subject to, among others, the following risks:

•     Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

•     The Fund is a “non-diversified” management investment company registered under the Investment Company Act of 1940.

•     Shares of the Fund are not listed on any securities exchange, and it is not anticipated that a secondary market for shares will develop.

•     Although the Fund will offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option, nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

•     Shares are speculative and involve a high degree of risk, including the risk associated with leverage.

6	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND PERFORMANCE GRAPH March 31, 2025 (Unaudited)

Comparison of the Change in Value of a $1,000,000 Investment in Meketa Infrastructure Fund - Class I (since inception on 1/29/2024) versus the MSCI World Core Infrastructure Index

Average Annual Total Returns (a) (for the periods ended March 31, 2025)
	1 Year	Since Inception (1/29/2024)
Meketa Infrastructure Fund - Class I	6.83%	9.23%
Meketa Infrastructure Fund - Class III	6.85%	9.26%
MSCI World Core Infrastructure Index (b)	13.92%	14.82%

(a)       The Fund’s total returns assume reinvestment of dividends and capital gains, and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or proceeds from the repurchase of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived.

(b)       The MSCI World Core Infrastructure Index captures large and mid-cap securities across the 23 Developed Markets (DM) countries. The Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities.

The performance shown represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares when repurchased may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-720-697-1010, or visit www.meketacapital.com Please read the Fund’s Prospectus carefully before investing.

Annual Report Dated March 31, 2025	7

MEKETA INFRASTRUCTURE FUND PORTFOLIO INFORMATION March 31, 2025 (Unaudited)

See accompanying notes to financial statements.
8	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND SCHEDULE OF INVESTMENTS March 31, 2025
PUBLIC INFRASTRUCTURE INVESTMENTS — 63.4%
COMMON STOCKS — 63.4%	Shares	Value
ENERGY — 9.7%
OIL & GAS PRODUCERS — 9.7%
Cheniere Energy, Inc.	3,833	$886,956
Enbridge, Inc.	36,168	1,600,948
Kinder Morgan, Inc.	27,911	796,301
ONEOK, Inc.	7,890	782,846
TC Energy Corporation	16,395	774,366
Williams Companies, Inc. (The)	15,400	920,304
		5,761,721
INDUSTRIALS — 15.5%
TRANSPORTATION & LOGISTICS — 14.1%
Canadian Pacific Kansas City Ltd.	13,811	969,360
CSX Corporation	29,668	873,129
Getlink SE	89,294	1,540,884
Norfolk Southern Corporation	2,826	669,338
Transurban Group	295,379	2,471,645
Union Pacific Corporation	7,655	1,808,417
		8,332,773
TRANSPORTATION EQUIPMENT — 1.4%
Canadian National Railway Company	8,862	862,512

REAL ESTATE — 17.7%
REAL ESTATE OWNERS & DEVELOPERS — 7.5%
Aena SME, S.A.	9,833	2,304,261
Auckland International Airport Ltd.	459,712	2,133,034
		4,437,295
REITs — 10.2%
American Tower Corporation	10,390	2,260,864
Crown Castle, Inc.	20,389	2,125,145
SBA Communications Corporation - Class A	7,613	1,674,936
		6,060,945
UTILITIES — 20.5%
ELECTRIC UTILITIES — 14.4%
Dominion Energy, Inc.	31,446	1,763,177
National Grid plc	140,115	1,827,304
NextEra Energy, Inc.	26,775	1,898,079
See accompanying notes to financial statements.
Annual Report Dated March 31, 2025	9

MEKETA INFRASTRUCTURE FUND SCHEDULE OF INVESTMENTS March 31, 2025 (Continued)
COMMON STOCKS — 63.4% (Continued)	Shares	Value
UTILITIES — 20.5% (Continued)
ELECTRIC UTILITIES — 14.4% (Continued)
Sempra	20,311	$1,449,393
Southern Company (The)	17,511	1,610,136
		8,548,089
GAS & WATER UTILITIES — 6.1%
American Water Works Company, Inc.	11,945	1,762,126
Atmos Energy Corporation	11,802	1,824,354
		3,586,480
TOTAL PUBLIC INFRASTRUCTURE INVESTMENTS (Cost $35,252,068)		$37,589,815
PRIVATE INFRASTRUCTURE INVESTMENTS — 19.1%	Shares	Value
PORTFOLIO COMPANIES — 19.1%
Project Legacy (a)(b)(c)(d)	—	$4,836,332
Project Lincoln (a)(b)(c)(d)	—	929,632
Project Paragon (a)(b)(c)(d)	—	5,558,844
TOTAL PRIVATE INFRASTRUCTURE INVESTMENTS (Cost $10,587,940)		$11,324,808
MONEY MARKET SECURITIES — 18.8%	Shares	Value
Fidelity Investments Money Market Treasury Portfolio - Class I, 4.20% (e) (Cost $11,140,241)	11,140,241	$11,140,241

TOTAL INVESTMENTS AT VALUE — 101.3% (Cost $56,980,249)		$60,054,864

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.3)%		(752,669)

NET ASSETS — 100.0%		$59,302,195

(a)   Investment does not issue shares.

(b)   Restricted investments as to resale (see Note 2).

(c)    Non-income producing security.

(d)   Investment is valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemption restrictions.

(e)   The rate shown is the 7-day effective yield as of March 31, 2025.

plc — Publicly Limited Company.

REIT — Real Estate Investment Trust.

S.A. — Societe Anonyme.

SE — Societas Europaea.

See accompanying notes to financial statements.
10	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND STATEMENT OF ASSETS AND LIABILITIES March 31, 2025
ASSETS
Investments in securities:
Investments at cost	$56,980,249
Investments at value	60,054,864
Foreign currency, at value (cost $4,100)	4,100
Receivable for capital shares sold	7,976
Receivable from Adviser (Note 4)	11,360
Dividends receivable	75,572
Tax reclaims receivable	1,823
Prepaid expenses	142,133
TOTAL ASSETS	60,297,828

LIABILITIES
Payable for investment deal fees	83,559
Payable for capital shares redeemed	827,261
Payable to administrator (Note 4)	19,415
Accrued shareholder servicing fees (Note 4)	2,159
Accrued professional fees	36,624
Other accrued expenses	26,615
TOTAL LIABILITIES	995,633
Contingencies and Commitments (Note 6)

NET ASSETS	$59,302,195

NET ASSETS CONSIST OF:
Paid-in capital	$56,055,880
Distributable earnings	3,246,315
NET ASSETS	$59,302,195

PRICING OF CLASS I SHARES
Net assets applicable to Class I Shares	$26,526,525
Shares of Class I Shares outstanding (no par value, unlimited number of shares authorized)	973,570
Net asset value, offering and redemption price per share (a) (Note 2)	$27.25

PRICING OF CLASS III SHARES
Net assets applicable to Class III Shares	$32,775,670
Shares of Class III Shares outstanding (no par value, unlimited number of shares authorized)	1,203,086
Net asset value, offering and redemption price per share (a) (Note 2)	$27.24

(a)     Early repurchase fee may apply to tender of shares held for less than one year (Note 7).

See accompanying notes to financial statements.
Annual Report Dated March 31, 2025	11

MEKETA INFRASTRUCTURE FUND STATEMENT OF OPERATIONS For the Year Ended March 31, 2025
INVESTMENT INCOME
Dividend income	$909,856
Foreign withholding taxes on dividends	(44,497)
Total investment income	865,359

EXPENSES
Investment management fees (Note 4)	498,662
Legal fees	294,604
Offering costs (Note 4)	218,603
Trustees’ fees (Note 4)	119,988
Administration fees (Note 4)	79,338
Compliance fees (Note 4)	52,016
Certifying financial officer fees (Note 4)	50,858
Transfer agent fees (Note 4)	46,737
Fund accounting fees (Note 4)	41,202
Custodian fees	39,558
Audit and tax services fees	36,433
Registration and filing fees	14,958
Insurance expense	10,776
Shareholder servicing fees, Class I (Note 4)	4,304
Other expenses	85,918
TOTAL EXPENSES	1,593,955
Investment management fees waived and expenses reimbursed by the Adviser (Note 4)	(955,676)
NET EXPENSES	638,279

NET INVESTMENT INCOME	227,080

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains (losses) from:
Investments	421,159
Foreign currency transactions (Note 2)	(11,634)
Net change in unrealized appreciation (depreciation) on:
Investments	2,387,722
Foreign currency translation (Note 2)	(280)
NET REALIZED AND UNREALIZED GAINS	2,796,967

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,024,047
See accompanying notes to financial statements.
12	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Period Ended
	March 31,	March 31,
	2025	2024 (a)
FROM OPERATIONS
Net investment income	$227,080	$59,934
Net realized gains (losses)	409,525	(12,303)
Net change in unrealized appreciation (depreciation)	2,387,442	686,811
Net increase in net assets resulting from operations	3,024,047	734,442

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Class I	(37,260)	(225)
Class III	(426,827)	(47,862)
	(464,087)	(48,087)

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares sold	26,519,525	—
Reinvestment of distributions	12,721	225
Proceeds from early repurchase fees collected (Notes 2 and 7)	4,875	—
Payments for shares repurchased	(833,189)	—
Net increase in Class I net assets from capital share transactions	25,703,932	225

Class III
Proceeds from shares sold	10,000,000	20,000,000
Reinvestment of distributions	251,721	2
Net increase in Class III net assets from capital share transactions	10,251,721	20,000,002
Net increase in net assets from capital share transactions	35,955,653	20,000,227

TOTAL INCREASE IN NET ASSETS	38,515,613	20,686,582

NET ASSETS
Beginning of year/period	20,786,582	100,000
End of year/period	$59,302,195	$20,786,582

(a)     Represents the period January 29, 2024 (commencement of operations) through March 31, 2024.

See accompanying notes to financial statements.
Annual Report Dated March 31, 2025	13

MEKETA INFRASTRUCTURE FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended	Period Ended
	March 31,	March 31,
	2025	2024 (a)
CAPITAL SHARE ACTIVITY
Class I
Shares sold	999,820	—
Shares reinvested	484	9
Shares repurchased	(30,703)	—
Net increase in shares outstanding	969,601	9
Shares outstanding, beginning of year/period	3,969	3,960	(b)
Shares outstanding, end of year/period	973,570	3,969

Class III
Shares sold	394,478	799,001
Shares reinvested	9,567	0	(c)
Net increase in shares outstanding	404,045	799,001
Shares outstanding, beginning of year/period	799,041	40	(b)
Shares outstanding, end of year/period	1,203,086	799,041

(a)  Represents the period January 29, 2024 (commencement of operations) through March 31, 2024.

(b)  At the time of commencement of operations, 40 shares were reclassified from Class I to Class III. Therefore, the beginning balance does not correlate to the shares outstanding as of December 12, 2023 (Financial Statements filed with the initial registration statement).

(c)   Share amount rounds to less than 1.

See accompanying notes to financial statements.
14	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND STATEMENT OF CASH FLOWS For the Year Ended March 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$3,024,047

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of investments	(37,762,348)
Purchases of short-term investments, net	(8,826,838)
Proceeds from sale of investments	10,047,462
Net realized gain on investments	(421,159)
Net realized loss on foreign currency translations	11,634
Net change in unrealized appreciation on investments	(2,387,722)
Net change in unrealized appreciation on foreign currency translation	280

(INCREASE)/DECREASE IN ASSETS:
Increase in dividends receivable	(37,030)
Decrease in receivable from Adviser	121,071
Decrease in deferred offering costs	218,603
Increase in tax reclaims receivable	(1,823)
Increase in prepaid expenses and other assets	(136,800)

INCREASE/(DECREASE) IN LIABILITIES:
Increase in payable for investment deal fees	83,559
Increase in payable to administrator	8,697
Decrease in accrued offering and organization costs	(193,860)
Increase in accrued shareholder servicing fees	2,150
Decrease in accrued professional fees	(77,709)
Increase in other accrued expenses	16,384
NET CASH USED IN OPERATING ACTIVITIES	$(36,311,402)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of shares, net of change in receivable for capital shares sold	36,511,549
Proceeds from early repurchased fees collected	4,875
Distributions to shareholders, net of reinvestment of distributions	(199,645)
Payment for shares repurchased, net of change in payable for capital shares redeemed	(5,928)
NET CASH PROVIDED BY FINANCING ACTIVITIES	$36,310,851

NET CHANGE IN CASH	$(551)
See accompanying notes to financial statements.
Annual Report Dated March 31, 2025	15

MEKETA INFRASTRUCTURE FUND STATEMENT OF CASH FLOWS For the Year Ended March 31, 2025 (Continued)

Cash at beginning of year	3,393
Cash denominated in foreign currencies at beginning of year	1,258
TOTAL CASH AT BEGINNING OF YEAR	4,651

Cash at end of year	—
Cash denominated in foreign currencies at end of year	4,100
TOTAL CASH AT END OF YEAR	$4,100

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITY:
Reinvestment of distributions from underlying investments	$18,945
Reinvestment of Fund distributions to shareholders	$264,442
See accompanying notes to financial statements.
16	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND CLASS I SHARES FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	March 31,	March 31,
	2025 *	2024 * (a)
Net asset value at beginning of year/period	$25.89	$25.00

Income (loss) from investment operations:
Net investment income (b)(c)	0.21	0.09
Net realized and unrealized gains on investments	1.51	0.86
Total from investment operations	1.72	0.95

Less distributions from:
Net investment income	(0.18)	(0.06)
Net realized capital gains	(0.21)	—
Total from distributions	(0.39)	(0.06)

Proceeds from early repurchase fees collected (Notes 2 and 7)	0.03	—

Net asset value at end of year/period	$27.25	$25.89

Total return (d)	6.83%	3.79	%(e)

Net assets at end of year/period (000’s)	$26,527	$103

Ratios/supplementary data:
Ratio of total expenses to average net assets (f)	4.86%	76.62	%(h)
Ratio of net expenses to average net assets (f)(i)	2.00%	2.00	%(h)
Ratio of net investment income to average net assets (c)(f)(i)	0.78%	1.99	%(h)
Portfolio turnover rate	35%	0	%(e)(j)

*   Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)     Represents the period January 29, 2024 (commencement of operations) through March 31, 2024.

(b)     Net investment income per share has been calculated using the average daily shares outstanding during the period.

(c)     Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investments of the Fund. The ratio of net investment income does not include the net investment income/loss of the investments of the Fund.

(d)   Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The return would have been lower if certain expenses had not been waived and/or reimbursed by the Adviser (Note 4).

(e)     Not annualized.

(f)     The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments of the Fund, including management and performance fees. As of March 31, 2025 the Fund’s underlying investments included management and/or administrative fees of 0.0% and performance fees of 0.0%.

(g)     Annualized.

(h)     Annualized, with the exception of non-recurring organizational costs.

(i)     Ratio was determined after management fees waived and expense reimbursements (Note 4).

(j)     Amount rounds to less than 1%.

See accompanying notes to financial statements.
Annual Report Dated March 31, 2025	17

MEKETA INFRASTRUCTURE FUND CLASS III SHARES FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	March 31,	March 31,
	2025 *	2024 * (a)
Net asset value at beginning of year/period	$25.89	$25.00

Income (loss) from investment operations:
Net investment income (b)(c)	0.18	0.10
Net realized and unrealized gains on investments	1.57	0.85
Total from investment operations	1.75	0.95

Less distributions from:
Net investment income	(0.19)	(0.06)
Net realized capital gains	(0.21)	—
Total from distributions	(0.40)	(0.06)

Proceeds from early repurchase fees collected (Notes 2 and 7)	—	—

Net asset value at end of year/period	$27.24	$25.89

Total return (d)	6.85%	3.80	%(e)

Net assets at end of year/period (000’s)	$32,776	$20,684

Ratios/supplementary data:
Ratio of total expenses to average net assets (f)	4.76%	10.71	%(h)
Ratio of net expenses to average net assets (f)(i)	1.90%	1.90	%(h)
Ratio of net investment income to average net assets (c)(f)(i)	0.67%	2.39	%(h)
Portfolio turnover rate	35%	0	%(e)(j)

*   Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)     Represents the period January 29, 2024 (commencement of operations) through March 31, 2024.

(b)     Net investment income per share has been calculated using the average daily shares outstanding during the period.

(c)     Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investments of the Fund. The ratio of net investment income does not include the net investment income/loss of the investments of the Fund.

(d)   Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The return would have been lower if certain expenses had not been waived and/or reimbursed by the Adviser (Note 4).

(e)     Not annualized.

(f)     The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments of the Fund, including management and performance fees. As of March 31, 2025 the Fund’s underlying investments included management and/or administrative fees of 0.0% and performance fees of 0.0%.

(g)     Annualized.

(h)     Annualized, with the exception of non-recurring organizational costs.

(i)     Ratio was determined after management fees waived and expense reimbursements (Note 4).

(j)     Amount rounds to less than 1%.

See accompanying notes to financial statements.
18	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025

1. Organization

Meketa Infrastructure Fund (the “Fund”) is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in investments that provide direct or indirect exposure to infrastructure assets. The Fund seeks to obtain exposure to infrastructure assets directly, or indirectly through special purpose vehicles (“SPVs”), primarily through: (i) investments in the equity securities issued by private infrastructure companies that may own or otherwise be responsible for (e.g., under a contractual or concession agreement) operating assets, and/or assets in development and/or under construction (“Portfolio Companies”); (ii) privately-issued debt instruments issued by infrastructure companies or otherwise backed by infrastructure assets (including, senior, subordinated, second lien, mezzanine, bonds, or collateralized loans) (“Infrastructure Credit Instruments”); (iii) primary and secondary investments in private infrastructure funds managed by third-party managers (such funds, “Portfolio Funds” and the managers to such funds, “Portfolio Fund Managers”); and (iv) publicly listed vehicles including special purpose acquisition companies (“SPACs”), investment funds, and individual companies, utilities, and master limited partnerships that hold themselves out as pursuing the business of infrastructure ownership, operations, and/or investing (“Public Infrastructure Investments,” together with Portfolio Companies, Infrastructure Credit Instruments, and Portfolio Funds, “Infrastructure Investments”). The Fund will also invest in short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles. The Fund commenced operations on January 29, 2024.

The Fund currently offers two classes of shares: Class I Shares which are sold without any sales loads, but are subject to shareholder servicing fees of up to 0.10% of the average daily net assets of Class I Shares and subject to a $1,000,000 initial investment minimum and Class III Shares which are sold without any sales loads, but are subject to a $25,000,000 initial investment minimum. As of March 31, 2025, Class II Shares (to be sold without any sales loads, but subject to distribution and/or shareholder servicing fees of up to 0.25% of the average daily net assets of Class II Shares and subject to a $50,000 initial investment minimum) are not currently offered. Each class of shares has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies.

Basis of Presentation and Use of Estimates — The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Cash and Cash Equivalents — Idle cash may be swept into various short-term investments, including money market funds or interest bearing overnight demand deposit accounts, in amounts which may exceed insured limits. Amounts swept overnight are available on the next business day.

Valuation of Securities — The Fund calculates the net asset value (“NAV”) of each class of shares of the Fund as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading (each, a “Determination Date”). In determining the NAV of each class of shares, the Fund values its investments as of the relevant Determination Date. The net assets of each class of the Fund equals the value of the total assets of the class, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date.

Annual Report Dated March 31, 2025	19

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

The valuation of the Fund’s investments is performed in accordance with the Valuation and Pricing Policies (“Valuation Policies”) adopted by the Trustees of the Fund (the “Board”), and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. During the year ended March 31, 2025, there were changes made to the Fund’s Valuation Policies to, among other enhancements, clarify: (i) the role of Meketa Capital, LLC (the “Adviser” or “Valuation Designee”) with respect to its performance of fair valuation determinations relating to Fund investments and its oversight of approved pricing sources; (ii) the provision of reporting to the Board of Trustees of the Fund; and (iii) the valuation of portfolio companies, portfolio funds, and other private investments.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price. Shares of mutual funds, including money market funds, are valued at their reported NAV. Debt instruments for which market quotations are readily available are typically valued based on such market quotations. When a market quotation for a portfolio security is not readily available or is deemed unreliable and for the purpose of determining the value of the other Fund assets, the asset is priced at its fair value.

The Board has designated the investment adviser to the Fund, as the Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to perform the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Policies. In furtherance of its duties as Valuation Designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee has engaged a third-party valuation consultant to provide independent valuations on certain of the Fund’s investments.

In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

The Fund’s investments in Portfolio Companies may be made directly with the Portfolio Company or through a special purpose vehicle (“SPV”). Portfolio Companies may be valued at acquisition cost or based on recent transactions. If the Portfolio Company investment is made through an SPV, it will generally be valued based on the latest NAV reported by the SPV. These Portfolio Companies are monitored for any independent audits or impairments reported on the potential value of the investment in accordance with the Valuation Policies.

The Fund’s investments in Portfolio Companies, which may include debt and equity securities, that are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Primary and secondary investments in Portfolio Funds are generally valued at acquisition cost initially until the Portfolio Fund Manager reports an updated net asset value or until the Fund receives additional information and is further adjusted as follows. The Valuation Committee will consider any cash flows since the reference date of the last net asset value reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last net asset value reported by the Portfolio Fund Manager.

20	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

With respect to purchases or sales of secondary investments in Portfolio Funds, the latest net asset value reported by the Portfolio Fund Manager may be further adjusted if the Valuation Committee determines that the price paid or received is representative of a transaction between willing parties at the time of the purchase or sale.

In addition to tracking the NAV plus related cash flows of such Portfolio Funds, the Valuation Committee may consider relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each Portfolio Fund that is reasonably available at the time the Fund values its investments. The Valuation Committee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical assets

• Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Private investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Annual Report Dated March 31, 2025	21

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

The following is a summary of the Fund’s investments and inputs used to value the investments, by security type, as of March 31, 2025:

Investments in Securities	Practical Expedient*	Fair Value Measurements at the End of the Reporting Period Using			Total
		Level 1	Level 2	Level 3
Common Stocks	$—	$37,589,815	$—	$—	$37,589,815
Private Infrastructure Investments**	11,324,808	—	—	—	11,324,808
Money Market Securities	—	11,140,241	—	—	11,140,241
Total	$11,324,808	$48,730,056	$—	$—	$60,054,864

*   Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

** All sub-categories within the security type represent their respective evaluation status. For a detailed breakout please refer to the Schedule of Investments.

The following is the fair value measurement of investments that are measured at the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

Private Equity Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Project Legacy	Transportation/Trucking	$4,836,332	$20,352	N/A	N/A
Project Lincoln	Railroad Infrastructure	929,632	644,602	N/A	N/A
Project Paragon	Digital-Telecom	5,558,844	—	N/A	N/A
		$11,324,808	$664,954

____________

(a)   Refer to the Schedule of Investments for classifications of individual securities.

The Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of March 31, 2025.

There were no transfers into or out of any levels during the year ended March 31, 2025.

Foreign Currency Translation — Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.   The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.   Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.   The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

22	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Restricted Securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith in accordance with the Fund’s Valuation Policies. Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. The Fund may not be able to resell some of its investments for extended periods, which may be several years.

Additional information on each restricted investment held by the Fund on March 31, 2025 is as follows:

Security Description	Acquisition Date	Cost	Value	% of Net Assets
Portfolio Company
Project Legacy	6/3/2024	$4,481,196	$4,836,332	8.2%
Project Lincoln	1/9/2025	977,820	929,632	1.5%
Project Paragon	5/30/2024	5,128,924	5,558,844	9.4%
		$10,587,940	$11,324,808	19.1%

Share Valuation — The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class, except that a 2.00% early repurchase fee may be charged as discussed in Note 7.

Investment Income and Return of Capital — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively.

Investment Transactions — Investment transactions are accounted for on the trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Distributions to Shareholders — Distributions to shareholders arising from net investment and net realized capital gains, if any, are declared and paid annually to shareholders. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Annual Report Dated March 31, 2025	23

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

Federal Income Tax — The Fund has elected and intends to continue to elect to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified, and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of September 30. The following information is computed on a tax basis for each item as of September 30, 2024:

Cost of portfolio investments	$30,301,898
Gross unrealized appreciation	2,413,461
Gross unrealized depreciation	(164,494)
Net unrealized appreciation	$2,248,967
Net unrealized apppreciation on foreign currency translation	285
Undistributed ordinary income	283,879
Distributable earnings	$2,533,131

The tax character of distributions for the tax year ended September 30, 2024 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
September 30, 2024	$170,625	$—	$170,625

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as income tax expense on the Statement of Operations. During the tax year ended September 30, 2024, the Fund did not incur any taxes, interest or penalties. Generally, tax authorities can examine tax returns filed during the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal.

As of March 31, 2025, the Fund’s federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments was as follows:

Cost of portfolio investments	$56,980,249
Gross unrealized appreciation	3,914,182
Gross unrealized depreciation	(839,567)
Net unrealized appreciation	$3,074,615
Net unrealized depreciation on foreign currency translation	$(362)

Recent Accounting Pronouncements — The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from

24	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Adviser of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

3. Investment Transactions

During the year ended March 31, 2025, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $37,803,757 and $10,047,462, respectively.

4. Investment Management and Other Agreements

Under the terms of the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser may, but is not obligated to, waive up to 0.50% of the Management Fee on cash and cash equivalents held in the Fund from time to time.

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), Meketa Investment Group, Inc. (the “Sub-Adviser”), serves as the Fund’s sub-adviser and provides the day-to-day portfolio management of those assets of the Fund allocated to it by the Adviser. As compensation under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly sub-advisory fee in the amount of 0.40% of the average daily net assets of the Fund.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate of 2.00%, 2.15% and 1.90% with respect to Class I Shares, Class II Shares and Class III Shares, respectively (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other transactional expenses (including fees, legal costs and brokerage commissions associated with the acquisition and disposition of primary interests, secondary interests, co-investments, and other investments), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses. Pursuant to the agreement, fees totaling $955,676 were waived by the Adviser during the year ended March 31, 2025.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement is in effect through July 31, 2026, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days’ prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than 10 days’ prior notice to the Adviser, and the

Annual Report Dated March 31, 2025	25

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. As of March 31, 2025, the Adviser may seek repayment of investment management fees and expense reimbursements in the following amounts no later than the dates below:

December 12, 2026	$263,800
March 31, 2027	278,371
March 31, 2028	955,676
$1,497,847

The Fund’s offering costs of $218,603, consists of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering, state registration fees, insurance, and fees paid to be listed on an exchange. Offering costs are accounted for as a deferred charge and then are amortized on a straight-line basis over the first twelve months of the Fund’s operations. As of March 31, 2025, no offering costs remain as an unamortized deferred asset, while $218,603 has been expensed subject to the Fund’s Expense Limitation Agreement.

Employees of PINE Advisors, LLC (“PINE”) serve as the Fund’s Chief Compliance Officer, Principal Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended March 31, 2025 are disclosed in the Statement of Operations as Compliance fees and Certifying financial officer fees.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). For its services, the Fund pays Ultimus a fee and separate fixed fees to make certain filings. The Fund also reimburses Ultimus for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued daily and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

Pursuant to a Distribution Agreement, the Fund continuously offers the Class I shares at their NAV per share through Foreside Fund Services, LLC, the principal underwriter and distributor of the shares (the “Distributor”). Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with broker-dealers or other financial intermediaries to assist in the distribution of the shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

The Fund has adopted a Shareholder Servicing Plan with respect to Class I Shares, under which the Fund is permitted to pay as compensation to qualified recipients up to 0.10% on an annualized basis of the average daily net assets of the Fund attributable to Class I Shares (the “Shareholder Servicing Fee”). Class II Shares and Class III Shares are not subject to the Shareholder Servicing Fee. Shareholder Servicing Fees incurred during the year ended March 31, 2025, are disclosed on the Statement of Operations.

The Fund has adopted a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation to the Distributor or other qualified recipient up to 0.25% on an annualized basis of the average daily net assets of the Fund attributable to Class II Shares (the “Distribution and Service Fee”). Class I Shares and Class III Shares are not subject to the Distribution and Service Fee. Class II Shares are not currently offered. Accordingly, for the year ended March 31, 2025, there were no distribution or service fees incurred by the Fund.

26	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays the Independent Trustees. The Fund pays each Independent Trustee an annual retainer of $40,000, paid quarterly. Trustees that are interested persons, and are affiliated with the Adviser, will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Certain officers and Trustees of the Fund are also officers of the Adviser.

Beneficial Ownership of Fund Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2025, the following shareholders of record owned more than 25% of the outstanding shares of the Fund:

Name of Record Owner for Class I Shares	% of Ownership
National Financial Servics, LLC	76.82%
Name of Record Owner for Class III Shares	% of Ownership
Charles Widger Trust	52.15%
WFO, LLC	47.85%

5. Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the U.S. or foreign economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Those events as well as other changes in non-U.S. and domestic

Annual Report Dated March 31, 2025	27

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments. Any of these occurrences could disrupt the operations of the Fund and the Fund’s service providers.

Unlisted Closed-End Structure; Liquidity Limited to Quarterly Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having future information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, may be suspended, postponed or terminated by the Board under certain limited circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund.

Reliance on Key Personnel. The departure of certain key personnel of the Adviser and/or Sub-Adviser could have a material adverse effect on the Fund’s ability to achieve its investment objective.

To achieve the Fund’s investment objective, the Adviser and Sub-Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser and Sub-Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Adviser and Sub-Adviser each depend on relationships with private fund sponsors, investment banks and commercial banks, and the Fund relies to a significant extent upon these relationships to provide the Fund with potential investment opportunities. Failure to maintain these relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and/or Sub-Adviser have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Additionally, to the extent the Fund invests in Portfolio Funds, the Fund will be exposed to these risks with respect to the portfolio manager(s) of such Portfolio Funds (“Portfolio Fund Managers”). The Fund’s performance depends on the adherence by such Portfolio Fund Managers to their selected strategies, the instruments used by such Portfolio Fund Managers, the Fund’s portfolio managers’ (through its investment committee comprised of individuals from each of the Adviser and Sub-Adviser

28	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

who manage the day-to-day portfolio management of the all the Fund’s assets, the “Investment Committee”) ability to select Portfolio Funds. The Portfolio Fund Managers’ investment strategies or choice of specific securities may be unsuccessful and may cause the Portfolio Fund, and in turn the Fund, to incur losses.

Concentration of Investments. The Fund will concentrate its investments in the infrastructure industry and may focus its investments in one or more infrastructure market segments (e.g., transportation, energy/utilities, social infrastructure and communications assets). As a result, the Fund’s portfolio is subject to greater risk and volatility than if investments had been made in a broader diversification of asset types and industries.

Limited Operating History of Infrastructure Investments. Infrastructure Investments may have limited operating histories and the information the Fund is able to obtain about such investments may be limited. As such, the ability of the Investment Committee to evaluate past performance or to validate the investment strategies of such Infrastructure Investments is limited. Moreover, even to the extent an Infrastructure Investment has a longer operating history, the past investment performance of any of the Infrastructure Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Investment Committee relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Infrastructure Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. This may also include Portfolio Companies with assets that are in one or more of various stages of their lifecycle or useful life, including development, construction, newly operating, regular operations, depreciating, and terminating. While some of these stages carry more risk than others, all stages carry risks. The Infrastructure Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Investments in Infrastructure Assets. Investments in infrastructure assets are subject to the risks of adverse local, national and international economic, regulatory, political, legal, demographic, environmental, and other developments affecting their industry. Infrastructure companies may be adversely affected by, among other things, high interest costs related to capital construction programs, difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets, the financial condition of users and suppliers of infrastructure assets, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, costs associated with compliance and changes in environmental and other regulations, regulation or intervention by various government authorities, including government regulation of rates charged to customers, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards, technological developments and disruptions, service interruption and/or legal challenges due to environmental, operational or other accidents, susceptibility to terrorist attacks, the effect of economic slowdown, surplus capacity, increased competition, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies and general changes in market sentiment towards infrastructure assets, among other factors. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in developing and emerging markets, resulting in delays and cost overruns.

Temporary Investments. The allocation among Fund Investments may vary from time to time, especially during the Fund’s initial period of investment operations. During the initial period of investment operations (which will be determined by the Investment Committee and may last a significant period of time), the Fund may hold a relatively larger portion of its assets in publicly traded infrastructure investments (e.g., publicly listed companies that pursue the business of infrastructure investing), as compared to the Investment Committee’s long-term target allocation among Fund Investments. In addition, the Fund may

Annual Report Dated March 31, 2025	29

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

hold a substantial portion of the proceeds of the offering of Shares in short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) for a limited period of time while the Fund seeks desirable Portfolio Companies and Portfolio Funds.

Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Valuation of Infrastructure Investments Uncertain. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund invests. Rather, many of the Infrastructure Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Valuation Designee values such securities at fair value as determined in good faith in accordance with the Valuation Policies that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Valuation Designee’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed.

Liquidity Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Investment Committee would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Investment Committee seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Publicly Traded Infrastructure Risk. Publicly traded infrastructure investments include individual publicly listed companies, utilities, and master limited partnerships that pursue the business of private infrastructure ownership, operations, and/or investing, including listed mutual funds and exchange traded funds holding multiple listed infrastructure stocks, listed infrastructure funds and funds-of-funds, SPACs, asset managers, holding companies, investment trusts, closed-end funds, financial institutions, and other vehicles whose primary purpose is to own and operate, invest in, lend capital to, or provide services to privately held infrastructure companies, quasi-governmental infrastructure entities, public-private partnerships, and/or public infrastructure owners and operators. Publicly traded infrastructure investments usually have an indefinite duration.

Publicly traded infrastructure vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private infrastructure funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded infrastructure transactions are significantly easier to execute than other types of private infrastructure investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

30	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

Foreign Investments and Emerging Markets Risk. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, a Portfolio Fund and/or a Portfolio Company may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund or a Portfolio Fund in respect of its foreign securities will reduce the Fund’s yield.

In addition, the tax laws of some foreign jurisdictions in which a Portfolio Fund or Portfolio Company may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP, a Portfolio Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Portfolio Fund’s net asset value at the time accrued, even though, in some cases, the Portfolio Fund ultimately will not pay the related tax liabilities. Conversely, a Portfolio Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Portfolio Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s or a Portfolio Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund or a Portfolio Fund or Portfolio Company will satisfy applicable foreign reporting requirements at all times.

6. Contingencies and Commitments

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2025, the Fund had unfunded commitments in the amount of $2,164,954. At March 31, 2025, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

Annual Report Dated March 31, 2025	31

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

The Fund’s unfunded commitments as of March 31, 2025 are as follows:

Private Equity Investment	Fair Value	Unfunded Commitment
Project Quantum(a)	$—	$1,500,000
Investments valued at NAV as a practical expedient(b)	11,324,808	664,954
	$11,324,808	$2,164,954

(a)     As of March 31, 2025, $1,500,000 has been committed for this investment but has not yet been funded by the Fund.

(b)   See Note 2 for investments valued at NAV as a practical expedient.

7. Capital Stock

The Fund is an “interval fund”, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at the applicable NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board for each quarterly repurchase offer, the Fund currently expects to offer to repurchase up to 5% of the Fund’s outstanding shares at the applicable NAV per share. There is no guarantee that a shareholder will be able to sell all of the shares that the investor desires to sell in the repurchase offer. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer).

During the year ended March 31, 2025, the Fund completed four quarterly repurchase offers. The result of the completed repurchase offers were as follows:

Commencement Date	May 24, 2024	August 19, 2024	November 22, 2024	March 3, 2025
Repurchase Request Deadline	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Repurchase Pricing Date	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Repurchase Pricing Date Net Asset Value – Class I	$25.38	$27.26	$26.28	$27.14
Repurchase Pricing Date Net Asset Value – Class III	$25.37	$27.25	$26.28	$27.14
Shares Repurchased – Class I	—	—	—	30,660
Shares Repurchased – Class III	—	—	—	—
Value of Shares Repurchased – Class I	$—	$—	$—	$832,135
Value of Shares Repurchased – Class III	$—	$—	$—	$—
Percentage of Shares Repurchased – Class I	0.0%	0.0%	0.0%	3.1%
Percentage of Shares Repurchased – Class III	0.0%	0.0%	0.0%	0.0%
Percentage of Shares Repurchased – Total Fund	0.0%	0.0%	0.0%	1.4%

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the

32	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2025 (Continued)

shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. During the periods ended March 31, 2025 and March 31, 2024 proceeds from early repurchase fees charged by Class I shares totaled $4,875 and $0. During the periods ended March 31, 2025 and March 31, 2024 there were no proceeds from early repurchase fees charged by Class III shares.

8. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

Annual Report Dated March 31, 2025	33

MEKETA INFRASTRUCTURE FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Meketa Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meketa Infrastructure Fund (the “Fund”) as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for year ended March 31, 2025 and for the period from January 29, 2024 (commencement of operations) through March 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in net assets and financial highlights for the year ended March 31, 2025 and for the period from January 29, 2024 (commencement of operations) through March 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and private investment counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2025

34	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND OTHER INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-720-697-1010, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-720-697-1010, or on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling 1-720-697-1010. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov or by visiting www.meketacapital.com.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s administrator at P.O. Box 541150, Omaha, NE 68154-9150 or 1-720-697-1010.

Annual Report Dated March 31, 2025	35

MEKETA INFRASTRUCTURE FUND TRUSTEES AND OFFICERS (Unaudited)

The Board has overall responsibility for management of the Fund’s affairs. The Trustees serve during the lifetime of the Fund and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. Each Trustee’s and officer’s address 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Brien Biondi (1962)	Trustee	Since Inception	Chief Executive Officer, Campden Wealth, North America & The Institute for Private Investors (2016-2024); Chief Executive Officer and Founder, The Biondi Group (2011-Present)	2	Trustee, Forum Real Estate Income Fund and Forum Multifamily Real Estate Investment Trust; Trustee, Campden Wealth, North America & The Institute for Private Investors
Clifford J. Jack (1963)	Chairperson Trustee	Since Inception	President and CEO of Augustar Retirement (2023-Present); Board of Advisors, National Financial Realty (2015-2023)	2	None
Sean Kearns (1970)	Trustee	Since Inception	Principal, Vicarage Associates LLC (2019-Present)	2	None

(1)   Under the Fund’s Declaration of Trust, a Trustee serves until his or her retirement, resignation, or replacement.

(2)   For the purposes of this table, “Fund Complex” includes Meketa Infrastructure Fund and Primark Meketa Private Equity Investments Fund.

36	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND TRUSTEES AND OFFICERS (Unaudited)
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Interested Trustee and Officers
Michael Bell (1962)	Trustee, President and Principal Executive Officer	Since 2023

CEO, Meketa Capital (2023 – present); CEO, Primark
Advisors LLC (2020-Present); Managing Director, Forum Investment
Group (2022-2023); Trustee, Forum Multifamily REIT (2023 –
2024); Trustee, Forum Real Estate Income Fund (2021-2022)

Derek Mullins (1973)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2023	Managing Partner, PINE Advisor Solutions (2018-Present)
Jesse D. Hallee (1976)	Secretary	Since 2023	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC (2022-Present); Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019-2022)
Brian T. MacKenzie (1980)	Chief Compliance Officer and AML Compliance Officer	Since 2023	Director, PINE Advisor Solutions (2022 to present); Head of Portfolio Surveillance and Reporting, Janus Henderson Investors (2018-2022)
Marcie McVeigh (1979)	Assistant Treasurer	Since 2023	Managing Director, Head of PFO Services, PINE Advisor Solutions (2020-Present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019-2020)

(1)   Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 1-720-697-1010, or visiting www.meketacapital.com.

Annual Report Dated March 31, 2025	37

Investment Adviser Meketa Capital, LLC 80 University Ave. Westwood, Massachusetts	Legal Counsel Ropes & Gray LLP Three Embarcadero Center San Francisco, California
Sub-Adviser Meketa Investment Group 80 University Avenue Westwood, Massachusetts	Custodian UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri
Distributor Foreside Financial Services, LLC Three Canal Plaza Suite 100 Portland, Maine	Trustees Michael Bell, President Brien Biondi Clifford J. Jack Sean Kearns
Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue Suite 800 Cleveland, Ohio	Officers Derek Mullins, Treasurer Jesse D. Hallee, Secretary Brian T. MacKenzie, Chief Compliance Officer and AML Compliance Officer Marcie McVeigh, Assistant Treasurer

Meketa-AR-25

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 19(a)(1), a copy of the registrant’s code of ethics is filed as exhibit EX-99 CODE ETH to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Brien Biondi. Mr. Biondi is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,000 and $33,000 with respect to the registrant’s fiscal year ended March 31, 2025 and 2024, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal year ended March 31, 2025 and 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal year ended March 31, 2025 and 2024, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No other fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. The audit committee may delegate the authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee of one or more of its members in accordance with pre-approval policies and procedures developed by the audit committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	None.

(j)	None.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1].

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting procedures are attached hereto as EX-99 VOTEREG. The Registrant delegates proxy voting decisions to its investment adviser. The proxy voting procedures of the Registrant’s investment adviser, Meketa Capital LLC (“Meketa” or the “Adviser”), are attached hereto as EX-99 VOTEREG.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of May 30, 2025, unless otherwise noted.

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Michael Bell	Portfolio Manager	Since 2023

CEO, Meketa Capital, LLC (2013-Present); CEO, Primark Advisors LLC (2019-Present); Managing Director, Forum Investment Group (2022-2023); Trustee, Forum Multifamily REIT (2023-2024); Trustee, Forum Real Estate Income

Fund (2021-2022); CEO, Global Financial Private Capital (2015-2019)

Peter S. Woolley	Portfolio Manager	Since 2023	Co-CEO, Meketa Investment Group (1996-Present)
Stephen P. McCourt	Portfolio Manager	Since 2023	Co-CEO, Meketa Investment Group (1994-Present)
John A. Haggerty	Portfolio Manager	Since 2023	Managing Principal, Meketa Investment Group (1996-Present)
Ethan Samson	Portfolio Manager	Since 2023	Managing Principal, Meketa Investment Group (2019-present); Principal, General Counsel, Pension Consulting Alliance (2017-2019) General Counsel, Cambia Health Solutions (2013-2017)
Steven Hartt	Portfolio Manager	Since 2023	Managing Principal, Meketa Investment Group (2010-Present)
Elisa Bacon	Portfolio Manager	Since 2023	Managing Principal, Meketa Investment Group (2014-Present)

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2025:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in thousands)*	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in thousands)
Michael Bell	Registered Investment Companies	1	$294,199	0	0
	Other Pooled Investment Vehicles	1	$59,823	0	0
	Other Accounts	0	0	0	0

Peter S. Wooley	Registered Investment Companies	1	$294,199	0	0
	Other Pooled Investment Vehicles	1	$59,823	0	0
	Other Accounts	6	$4,900,820	0	0

Stephen P. McCourt	Registered Investment Companies	1	$294,199	0	0
	Other Pooled Investment Vehicles	1	$59,823	0	0
	Other Accounts	9	$10,869,207	0	0

John Haggerty	Registered Investment Companies	1	$294,199	0	0
	Other Pooled Investment Vehicles	1	$59,823	0	0
	Other Accounts	49	$11,068,187	0	0

Ethan Samson	Registered Investment Companies	1	$294,199	0	0
	Other Pooled Investment Vehicles	1	$59,823	0	0
	Other Accounts	49	$11,068,187	0	0

Steven Hartt	Registered Investment Companies	1	$294,199	0	0
	Other Pooled Investment Vehicles	1	$59,823	0	0
	Other Accounts	49	$11,068,187	0	0

Lisa Bacon	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	1	$59,823	0	0
	Other Accounts	20	$1,587,854	0	0

*Estimated assets as of March 31, 2025

Potential Conflicts of Interests

The Adviser and Sub-Adviser may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser and Sub-Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser and Sub-Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser and Sub-Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s)

As of May 30, 2025, Compensation for Meketa professional staff includes: (i) a competitive base salary; (ii) participation in one or more incentive compensation plans that are merit-based and discretionary; (iii) the firm’s profit-sharing plan with 401(k) provision (the profit-sharing plan is available to all employees following thirty days of employment and includes a company-matching provision); and (iv) the senior staff of Meketa participates in equity ownership and incentive compensation. Senior employees participate in direct ownership, while additional employees participate in a deferred compensation program. Meketa Investment Group intends to continue to expand the ownership of the firm to other senior professionals.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Bell	$500,001–$1,000,000

Peter S. Woolley	none

Stephen P. McCourt	none

John A. Haggerty	none

Ethan Samson	none

Steven Hartt	none

Lisa Bacon	none

(b) Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as exhibit EX 99. CODE ETH.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed: Not required.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(5) Change in the registrant’s independent public accountant: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meketa Infrastructure Fund

By (Signature and Title)*	/s/ Michael Bell
Michael Bell, President
(Principal Executive Officer)

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael Bell
Michael Bell, President
(Principal Executive Officer)

Date	June 9, 2025

By (Signature and Title)*		/s/ Derek Mullins
Derek Mullins, Treasurer
(Principal Financial Officer)

Date	June 9, 2025

* Print the name and title of each signing officer under his or her signature.